SECURITIES AND EXCHANGE
Washington, D.C.
FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of
1934
Date of Report (Date of Earliest Event Reported)	December 17, 2007

GE Capital Credit Card Master Note Trust (issuing entity)
RFS Holding, L.L.C. (depositor)
GE Money Bank (sponsor)
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

57-1173164 (RFS Holding, L.L.C.)
20-0268039 (GE Capital Credit Card
333-107495, 333-107495-02	Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o General Electric Capital Corporation
777 Long Ridge Road, Bldg. B, 3rd Floor,
Stamford, CT	06927
(Address of Principal Executive Offices)	(Zip Code)

(203) 585-6669
(Registration's Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables generated under consumer credit accounts, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to Private Label Credit Card Master Trust, HRSI Funding, Inc. (May 20, 1992), RFS Holding, L.L.C., on behalf of itself and its co-registrant GE Capital Credit Card Master Note Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

The Servicer has determined that Recoveries as reported on prior Monthly Noteholder’s Statements were overstated. The overstatement of Recoveries in prior Monthly Periods did not affect payments made to the Noteholders of any Series and did not affect the determination as to whether an Early Amortization Event would have occurred for any Series during any prior Monthly Period.

The table below sets forth the corrected amounts of Recoveries, Gross Trust Yields, Portfolio Yields, Excess Spread Percentages and Quarterly Excess Spread Percentages for the Monthly Periods indicated in the table.

Series 2005-1
Monthly Period End Date	1. Corrected Series Recovery $	2. Corrected Gross Trust Yield	3. Corrected Portfolio Yield	4. Monthly Excess Spread Percentage	5. Quarterly Excess Spread
1/21/2007	864,724	21.9305%	16.7272%	10.1861%	11.4329%
2/21/2007	888,082	25.1899%	20.1101%	13.2494%	11.6772%
3/21/2007	886,070	24.1830%	18.9157%	12.6541%	12.0299%
4/21/2007	921,053	23.5889%	18.2736%	11.5783%	12.4939%
5/21/2007	855,994	25.0056%	19.8396%	13.4427%	12.5584%
6/21/2007	997,328	25.2438%	19.0901%	12.6933%	12.5714%
7/21/2007	832,962	23.8369%	18.8498%	12.3087%	12.8149%
8/21/2007	860,265	25.2192%	19.9639%	13.8294%	12.9438%
9/21/2007	1,009,312	25.3739%	19.1676%	12.3070%	12.8150%
10/21/2007	910,901	23.6276%	18.1769%	11.7801%	12.6388%

Series 2005-2
Monthly Period End Date	1. Corrected Series Recovery $	2. Corrected Gross Trust Yield	3. Corrected Portfolio Yield	4. Monthly Excess Spread Percentage	5. Quarterly Excess Spread
1/21/2007	864,724	21.9305%	16.7272%	10.8826%	12.1154%
2/21/2007	888,082	25.1899%	20.1101%	13.9940%	12.3757%
3/21/2007	886,070	24.1830%	18.9157%	13.3086%	12.7284%
4/21/2007	921,053	23.5889%	18.2736%	12.2980%	13.2002%
5/21/2007	855,994	25.0056%	19.8396%	14.1176%	13.2414%
6/21/2007	997,328	25.2438%	19.0901%	13.3681%	13.2612%
7/21/2007	832,962	23.8369%	18.8498%	13.0052%	13.4970%
8/21/2007	860,265	25.2192%	19.9639%	14.4648%	13.6127%
9/21/2007	1,009,312	25.3739%	19.2591%	13.3148%	13.5949%
10/21/2007	819,810	23.6276%	16.7521%	11.3791%	13.0529%

Series 2005-3
Monthly Period End Date	1. Corrected Series Recovery $	2. Corrected Gross Trust Yield	3. Corrected Portfolio Yield	4. Monthly Excess Spread Percentage	5. Quarterly Excess Spread
1/21/2007	648,543	21.9305%	16.7272%	10.7459%	11.9813%
2/21/2007	666,062	25.1899%	20.1101%	13.8482%	12.2386%
3/21/2007	664,553	24.1830%	18.9157%	13.1798%	12.5913%
4/21/2007	690,790	23.5889%	18.2736%	12.1568%	13.0616%
5/21/2007	641,995	25.0056%	19.8396%	13.9849%	13.1072%
6/21/2007	747,996	25.2438%	19.0901%	13.2354%	13.1257%
7/21/2007	624,722	23.8369%	18.8498%	12.8685%	13.3629%
8/21/2007	645,199	25.2192%	19.9639%	14.3396%	13.4811%
9/21/2007	756,984	25.3739%	19.1676%	12.9057%	13.3712%
10/21/2007	683,175	23.6276%	18.1769%	12.3222%	13.1892%

Item 9.01. Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits

Exhibit No.	Document Description

99.1	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-1, for December 17, 2007 Payment Date.

99.2	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-2, for December 17, 2007 Payment Date.

99.3	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-3, for December 17, 2007 Payment Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C. as depositor

Dated: December 17, 2007	By: /s/ Ravi Ramanujam
Name: Ravi Ramanujam
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description

99.1	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-1, for December 17, 2007 Payment Date.

99.2	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-2, for December 17, 2007 Payment Date.

99.3	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-3, for December 17, 2007 Payment Date.